UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2026
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MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On March 2, 2026, MongoDB, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended January 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K and is incorporated herein by reference.

The information furnished under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, regardless of any general incorporation language in such filing.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of President, Field Operations

On February 27, 2026, Cedric Pech, the Company’s President, Field Operations, notified the Company of his intent to resign, effective April 15, 2026 (the “Separation Date”).

In connection with Mr. Pech’s resignation, the Company has entered into a separation agreement (the “Separation Agreement”) with Mr. Pech effective February 27, 2026 with a term ended April 15, 2026 (the “Term”). During the Term, Mr. Pech will remain an employee of the Company through the Separation Date and will provide advisory services and continue to receive his base salary in effect as of the date hereof and other employee benefits through the Separation Date. Mr. Pech remains eligible to receive his fiscal year 2026 bonus, which shall be payable on or around April 1, 2026.

Mr. Pech’s outstanding unvested equity awards under the Company’s 2016 Equity Incentive Plan will continue to vest until April 1, 2026, provided he continues to provide services under the Separation Agreement until such date. Any outstanding awards scheduled to vest after April 1, 2026 will be forfeited.

The Separation Agreement provides for a general release and waiver of claims against the Company in exchange for the payments and benefits described above.

A copy of the Separation Agreement will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ended April 30, 2026. The above summary of the Separation Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Separation Agreement.

Appointment of Interim Principal Accounting Officer

Effective February 26, 2026 and until March 13, 2026, Michael J. Berry, the Company’s Chief Financial Officer and principal financial officer, was designated by the Company’s board of directors as the Company’s interim principal accounting officer. Mr. Berry’s biographical information can be found in the Company’s Form 8-K, filed on April 28, 2025.

Appointment of Principal Accounting Officer

On February 26, 2026, the Company’s board of directors appointed Kong Phan as the Company’s Chief Accounting Officer and designated him as the Company’s principal accounting officer, effective April 14, 2026 (the “Effective Date”). Mr. Phan will assume the designation of principal accounting officer from Mr. Berry, who is serving as the Company’s principal financial officer in his capacity as Chief Financial Officer.

Prior to his appointment with the Company, Mr. Phan, age 43, served as Chief Accounting Officer and principal accounting officer of Confluent, Inc. from September 2024 and, from April 2017 to September 2024, as its Corporate Controller. Prior to Confluent, Mr. Phan held various accounting roles at Yahoo! Inc., Electronic Arts, Gap Inc., and Ernst and Young, LLP. Mr. Phan holds a B.S. from Sonoma State University and is a Certified Public Accountant in California.

In connection with his appointment as Chief Accounting Officer, Mr. Phan signed an offer letter on February 24, 2026 that entitles him to receive (i) a starting annual base salary of $400,000 and (ii) annual incentive compensation with a target cash bonus opportunity of 40% of his annual base salary. The Company will grant a service-vested award of restricted stock units (“RSUs”) under the Company’s 2016 Equity Incentive Plan with a grant date value of approximately $2,000,000. The

RSU award will vest over three years, with 40% of the RSUs vesting after 12 months of continuous service from the vesting start date, the next 40% of the RSUs vesting in the subsequent 12 months of continuous service in equal quarterly installments and the remaining 20% of the RSUs vesting in the remaining 12 months of continuous service in equal quarterly installments. Mr. Phan will also receive a sign-on bonus of $300,000 in cash, payable on the Company’s first payroll cycle, and subject to reimbursement if Mr. Phan voluntarily resigns or is terminated for cause within 12 months of the Effective Date.

Mr. Phan will also be eligible to participate in the compensation and benefit programs generally available to the Company’s executive officers.

In connection with this appointment, the Company and Mr. Phan entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.5 to Form S-1 filed with the SEC on September 21, 2017.

Mr. Phan does not have a family relationship with any of the officers or directors of the Company. Mr. Phan was not appointed pursuant to any arrangement or understanding between such individual and any other person.

There are no related party transactions reportable under Item 404(a) of Regulation S-K.

Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On February 26, 2026, the Board of Directors (the “Board”) of the Company, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, approved and adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective as of such date.

The Amended and Restated Bylaws implement “proxy access” by permitting a stockholder, or group of up to 20 stockholders, to nominate up to two director candidates or, if greater, up to 20% of the number of directors then serving on the Board, if the stockholder or group has owned at least three percent of the Company’s common stock continuously for at least three years and satisfies certain eligibility, procedural and disclosure requirements set forth in the Amended and Restated Bylaws.

The foregoing description is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws
99.1	Press Release, dated March 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: March 2, 2026	By:	/s/ Chirantan J. Desai
Name: Chirantan J. Desai Title: President and Chief Executive Officer